                                                                   EXHIBIT 4.2.1


                          FIRST SUPPLEMENTAL INDENTURE
                       TO INDENTURE DATED MARCH 15, 1997
                                   (8.5%)


                 FIRST SUPPLEMENTAL INDENTURE dated as of December 17th, 1997, among CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation (the "Company"), the SUBSIDIARY GUARANTORS listed as signatories hereto, UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as Trustee to the Indenture (as such term is defined in Article I below) and CHESAPEAKE ENERGY LOUISIANA CORPORATION, an Oklahoma corporation ("CELC"), CHESAPEAKE CANADA CORPORATION, an Alberta, Canada corporation ("CCC") and CHESAPEAKE LOUISIANA, L.P., an Oklahoma limited partnership ("CLLP").

                 WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have heretofore entered into the Original Indenture, pursuant to the provisions of which the Company has heretofore issued $150,000,000 in aggregate principal amount of the Securities;

                 WHEREAS, the Company has formed CELC, CCC and CLLP as wholly owned Subsidiaries of the Company;

                 WHEREAS, the Board of Directors of the Company has adopted resolutions designating CELC, CCC and CLLP as Restricted Subsidiaries, as that term is defined in the Indenture;

                 WHEREAS, Section 10.3(b) of the Indenture provides, among other things, that the Company will cause each Subsidiary that shall become a Restricted Subsidiary after the Issue Date to execute and deliver a supplemental indenture pursuant to which such Restricted Subsidiary shall guarantee the payment of the Securities pursuant to the terms of the Indenture;

                 WHEREAS, Section 10.3(c) of the Indenture provides, among other things, that a Person may become a Subsidiary Guarantor by executing and delivering to the Trustee (i) a supplemental indenture which is in form and substance satisfactory to the Trustee and which subjects such Person to the provisions (including the representations and warranties) of the Indenture as a Subsidiary Guarantor and (ii) an Opinion of Counsel and Officer's Certificate that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person;

                 WHEREAS, the form and substance of this First Supplemental Indenture are satisfactory to the Trustee;

                 WHEREAS, contemporaneously herewith, there are being delivered to the Trustee an executed Opinion of Counsel and Officers' Certificate proper in form and substance;]

                 WHEREAS, Section 9.1 of the Indenture provides, among other things, that the Trustee, the Subsidiary Guarantors and the Company may amend or supplement the

Indenture without notice to or consent of any Holder to reflect the addition of any Subsidiary Guarantor, as provided for by the Indenture; and

                 WHEREAS, the execution and delivery of this First Supplemental Indenture have been duly authorized by the Company, the Subsidiary Guarantors, CELC, CCC and CLLP and all actions necessary to make this First Supplemental Indenture a valid and binding instrument according to its terms and the terms of the Original Indenture have been performed.

                 NOW, THEREFORE, BY THIS FIRST SUPPLEMENTAL INDENTURE, for and in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the receipt whereof is hereby acknowledged, the Company, the Subsidiary Guarantors, CELC, CCC and CLLP covenant and agree with the Trustee, for the equal benefit of all present and future Holders of the Securities, as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.1 The definitions set forth in or incorporated by reference in Article I of the Indenture shall be applicable to this First Supplemental Indenture, as fully and to the same extent as if set forth herein, except as otherwise expressly provided herein. As used in this First Supplemental Indenture, the following terms shall have the following meanings:

                 "Indenture" means the Original Indenture, as amended by this First Supplemental Indenture, relating to the Securities.

                 "Original Indenture" means the Indenture dated as of March 15, 1997, among the Company, the Subsidiary Guarantors listed as signatories thereto and the Trustee, relating to the Securities.


                                   ARTICLE II

                        ADDITION OF SUBSIDIARY GUARANTOR

                 SECTION 2.1 As a Subsidiary Guarantor, each of CELC, CCC and CLLP hereby: (a) jointly and severally, unconditionally guarantees to each Holder and to the Trustee the due and punctual payment of the principal of, premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company, whether at maturity, by acceleration, redemption, repurchase or otherwise including, without limitation, interest on the overdue principal of, premium, if any, and interest on the Securities to the extent lawful, all in accordance with the terms and subject to the limitations of the Indenture as if each of CELC, CCC and CLLP had been an original party thereto; and (b)





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subjects each of CELC, CCC and CLLP to the provisions (including the representations and warranties) of the Indenture as a Subsidiary Guarantor.


                                  ARTICLE III

                                 MISCELLANEOUS

                 SECTION 3.1 This First Supplemental Indenture is a supplemental indenture pursuant to Section 9.1 of the Indenture. Upon execution and delivery of this First Supplemental Indenture, the terms and conditions of this First Supplemental Indenture will be part of the terms and conditions of the Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that in case of conflict, the provisions of this First Supplemental Indenture will control.

                 SECTION 3.2 Except as they have been modified in this First Supplemental Indenture, each and every term and provision of the Indenture shall remain in full force and effect.

                 SECTION 3.3 This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute but one and the same instrument.

                 SECTION 3.4 This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York without giving effect to applicable principals of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

                                   SIGNATURES

                 IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

                                        CHESAPEAKE ENERGY CORPORATION, an
                                                  Oklahoma corporation


                                        By  /s/ AUBREY K. MCCLENDON
                                            -----------------------------------
                                            Aubrey K. McClendon,
                                            Chief Executive Officer



                                        CHESAPEAKE ENERGY LOUISIANA
                                        CORPORATION, an Oklahoma corporation

                                        By  /s/ AUBREY K. MCCLENDON
                                            -----------------------------------
                                            Aubrey K. McClendon,
                                            Chief Executive Officer





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
                                        CHESAPEAKE CANADA CORPORATION, an
                                        Alberta, Canada corporation

                                        By  /s/ AUBREY K. MCCLENDON
                                            -----------------------------------
                                            Aubrey K. McClendon,
                                            Chief Executive Officer



                                        CHESAPEAKE LOUISIANA, L.P., an
                                        Oklahoma limited partnership

                                        By       Chesapeake Operating, Inc., an
                                                  Oklahoma corporation, Sole
                                                  General Partner

                                        By  /s/ AUBREY K. MCCLENDON
                                            -----------------------------------
                                            Aubrey K. McClendon,
                                            Chief Executive Officer



                                        UNITED STATES TRUST COMPANY OF NEW
                                        YORK, a New York corporation, as Trustee

                                        By
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                        SUBSIDIARY GUARANTORS

                                        CHESAPEAKE OPERATING, INC., an Oklahoma
                                        corporation

                                        By  /s/ AUBREY K. MCCLENDON
                                            -----------------------------------
                                            Aubrey K. McClendon,
                                            Chief Executive Officer


                                        CHESAPEAKE EXPLORATION LIMITED
                                        PARTNERSHIP, an Oklahoma limited
                                        partnership

                                        By       Chesapeake Operating, Inc., an
                                                 Oklahoma corporation, Sole
                                                 General Partner

                                                 By  /s/ AUBREY K. MCCLENDON
                                                    ---------------------------
                                                 Aubrey K. McClendon,
                                                 Chief Executive Officer





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

                         SECOND SUPPLEMENTAL INDENTURE
                       TO INDENTURE DATED MARCH 15, 1997

               8 1/2% SERIES A AND SERIES B SENIOR NOTES DUE 2012


                 SECOND SUPPLEMENTAL INDENTURE dated as of February 16, 1998, among CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation (the "Company"), the SUBSIDIARY GUARANTORS listed as signatories hereto and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as Trustee to the Indenture (as such term is defined in Article I below).

                 WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have heretofore entered into the Original Indenture, pursuant to the provisions of which the Company has heretofore issued $150,000,000 in aggregate principal amount of the Securities;

                 WHEREAS, Section 9.1(1) of the Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture without notice to or consent of any Holder to cure any ambiguity, defect or inconsistency therein; and

                 WHEREAS, the execution and delivery of this Second Supplemental Indenture have been duly authorized by the Company and the Subsidiary Guarantors and all actions necessary to make this Second Supplemental Indenture a valid and binding instrument according to its terms and the terms of the Original Indenture have been performed.

                 NOW, THEREFORE, BY THIS SECOND SUPPLEMENTAL INDENTURE, for and in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the receipt whereof is hereby acknowledged, the Company and the Subsidiary Guarantors covenant and agree with the Trustee, for the equal benefit of all present and future Holders of the Securities, as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.1 The definitions set forth in or incorporated by reference in Article I of the Indenture shall be applicable to this Second Supplemental Indenture, as fully and to the same extent as if set forth herein, except as otherwise expressly provided herein. As used in this Second Supplemental Indenture, the following terms shall have the following meanings:

                 "Indenture" means the Original Indenture, as amended by this Second Supplemental Indenture, relating to the Securities.

                 "Original Indenture" means the Indenture dated as of March 15, 1997, among the Company, the Subsidiary Guarantors listed as signatories thereto and the Trustee, relating to the Securities, as amended by that certain First Supplemental Indenture dated as of December 17, 1997.


                                   ARTICLE II

                           AMENDMENT OF SECTION 10.4

                 SECTION 2.1 The first sentence of Section 10.4(a) is hereby amended to read in its entirety as follows:

                 "If, at any time while the Securities remain outstanding, none of the Company's then outstanding Pari Passu Indebtedness (other than the Securities) is guaranteed by a Restricted Subsidiary, such Restricted Subsidiary shall be released and relieved of its obligations under: (a) its Guarantee (which shall be terminated and cease to have any force and effect); and (b) Section 10.3(b) to provide any such Guarantee."


                                  ARTICLE III

                                 MISCELLANEOUS

                 SECTION 3.1 This Second Supplemental Indenture is a supplemental indenture pursuant to Section 9.1 of the Indenture. Upon execution and delivery of this Second Supplemental Indenture, the terms and conditions of this Second Supplemental Indenture will be part of the terms and conditions of the Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that in case of conflict, the provisions of this Second Supplemental Indenture will control.

                 SECTION 3.2 Except as they have been modified in this Second Supplemental Indenture, each and every term and provision of the Indenture shall remain in full force and effect.

                 SECTION 3.3 This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute but one and the same instrument.

                 SECTION 3.4 This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York without giving effect to applicable principals of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.





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
                                   SIGNATURES

                 IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first written above.


                                CHESAPEAKE ENERGY CORPORATION, an
                                Oklahoma corporation


                                By  /s/ AUBREY K. MCCLENDON
                                  --------------------------------------------
                                   Aubrey K. McClendon, Chief Executive Officer


                                UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as Trustee


                                By  /s/ PATRICIA STERMER
                                  --------------------------------------------
                                   Name:   PATRICIA STERMER
                                        --------------------------------------
                                   Title:  ASSISTAND VICE PRESIDENT
                                         -------------------------------------


                                SUBSIDIARY GUARANTORS

                                CHESAPEAKE OPERATING, INC., an Oklahoma
                                corporation


                                By  /s/ AUBREY K. MCCLENDON
                                  --------------------------------------------
                                   Aubrey K. McClendon, Chief Executive Officer


                                CHESAPEAKE EXPLORATION LIMITED PARTNERSHIP, an Oklahoma limited partnership

                                By       Chesapeake Operating, Inc., an
                                         Oklahoma corporation, Sole General
                                         Partner


                                         By /s/ AUBREY K. MCCLENDON
                                           -----------------------------------
                                            Aubrey K. McClendon,
                                            Chief Executive Officer

                                CHESAPEAKE ENERGY LOUISIANA
                                CORPORATION, an Oklahoma corporation


                                By  /s/ AUBREY K. MCCLENDON
                                  --------------------------------------------
                                   Aubrey K. McClendon, Chief Executive Officer

                                CHESAPEAKE CANADA CORPORATION, an
                                Alberta, Canada corporation


                                By  /s/ AUBREY K. MCCLENDON
                                  --------------------------------------------
                                   Aubrey K. McClendon, Chief Executive Officer


                                CHESAPEAKE LOUISIANA, L.P., an
                                Oklahoma limited partnership

                                By       Chesapeake Operating, Inc., an
                                         Oklahoma corporation, Sole General
                                         Partner


                                         By /s/ AUBREY K. MCCLENDON
                                           -----------------------------------
                                             Aubrey K. McClendon,
                                             Chief Executive Officer





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